UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): January 24, 2008

Enzo Biochem, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) amends the Current Report on Form 8-K, dated January 24, 2008, of Enzo Biochem, Inc., filed with the U.S. Securities and Exchange Commission on January 29, 2008 (the “Original Form 8-K”). The Form 8-K/A is being filed solely to correct the date on which the By-laws were amended and restated from January 24, 2007 to January 24, 2008 on the attached Exhibit 3.1.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

          (d)         Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-laws

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ENZO BIOCHEM, INC.

Date: January 29, 2008	By:	/s/ Barry W. Weiner
Barry W. Weiner
President